UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 27, 2023

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
0.450% Senior Notes due 2027	AMT 27C	New York Stock Exchange
0.400% Senior Notes due 2027	AMT 27D	New York Stock Exchange
4.125% Senior Notes due 2027	AMT 27F	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
0.875% Senior Notes due 2029	AMT 29B	New York Stock Exchange
0.950% Senior Notes due 2030	AMT 30C	New York Stock Exchange
4.625% Senior Notes due 2031	AMT 31B	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
1.250% Senior Notes due 2033	AMT 33	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 29, 2023, American Tower Corporation (the “Company”) entered into three separate amendment agreements (each an “Amendment” and collectively, the “Amendments”) to amend the agreements for each of its (i) multicurrency senior unsecured revolving credit facility, as previously amended and restated on December 8, 2021, with Toronto Dominion (Texas) LLC (“TD”) as Administrative Agent (as defined therein) (the “2021 Multicurrency Credit Facility”), (ii) senior unsecured revolving credit facility, as previously amended and restated on December 8, 2021, with TD as Administrative Agent (as defined therein) (the “2021 Credit Facility”) and (iii) unsecured term loan, as previously amended and restated on December 8, 2021, with Mizuho Bank, Ltd. (“Mizuho”) as Administrative Agent (as defined therein) (the “2021 Term Loan” and, collectively with the 2021 Multicurrency Credit Facility and the 2021 Credit Facility, the “Loans”).

The Amendments to the Loans, among other things, (i) extend the maturity dates of the 2021 Multicurrency Credit Facility and the 2021 Credit Facility to July 1, 2026 and July 1, 2028, respectively, (ii) commemorate commitments under the 2021 Multicurrency Credit Facility and the 2021 Credit Facility of $6.0 billion and $4.0 billion, respectively, and (iii) replace the London Interbank Offered Rate (“LIBOR”) pricing benchmark with an Adjusted Term SOFR (as defined therein) pricing benchmark.

Except as described above, all of the other material terms of the Loans remain in full force and effect.

The foregoing description is only a summary of certain provisions of the Amendments and is qualified in its entirety by the terms of the Amendments, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

Item 1.02    Termination of a Material Definitive Agreement.

On June 27, 2023, the Company repaid all outstanding amounts under its $1.5 billion unsecured term loan entered into in December 2021 (the “2021 USD Two Year Delayed Draw Term Loan”).

For a summary of the material terms of the 2021 USD Two Year Delayed Draw Term Loan, see the Company’s Current Report on Form 8-K, filed on December 8, 2021.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please refer to the discussion under Item 1.01 above, which is incorporated under this Item 2.03 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	June 29, 2023	By:	/s/ Rodney M. Smith
Rodney M. Smith
Executive Vice President, Chief Financial Officer and Treasurer